EX-99.16.a

DIMENSIONAL INVESTMENT GROUP INC.

POWER OF ATTORNEY

The undersigned officers and directors of DIMENSIONAL INVESTMENT GROUP INC. (the “Fund”) hereby appoint DAVID G. BOOTH, GREGORY K. HINKLE, CATHERINE L. NEWELL, VALERIE A. BROWN, JEFF J. JEON, and CAROLYN L. O (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute and to file any of the documents that said attorneys and agents may deem necessary or advisable to enable the Fund to comply with or register any security issued by the Fund under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the U.S. Securities and Exchange Commission thereunder, with respect to the Fund’s Registration Statement on Form N-14 as it relates to the reorganization of the LWAS/DFA International High Book to Market Portfolio, a portfolio of DFA Investment Dimensions Group Inc., and DFA International Value Portfolio II, a portfolio of the Fund, with and into the DFA International Value Portfolio III, a separate portfolio of the Fund, including any and all pre- and post-effective amendments and exhibits thereto and any and all documents required to be filed with respect thereto, with the U.S. Securities and Exchange Commission or any other regulatory authority. Each of the undersigned grants to each of said attorneys and agents full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned officers and directors hereby execute this Power of Attorney as of this 15th day of December, 2016.

/s/ David G. Booth	/s/ Eduardo A. Repetto
David G. Booth, Chairman, Co-Chief Executive Officer, President, and Director	Eduardo A. Repetto, Co-Chief Executive Officer, Co-Chief Investment Officer, and Director

/s/ George M. Constantinides	/s/ Gregory K. Hinkle
George M. Constantinides, Director	Gregory K. Hinkle, Vice President, Chief Financial Officer, and Treasurer

/s/ John P. Gould	/s/ Myron S. Scholes
John P. Gould, Director	Myron S. Scholes, Director

/s/ Roger G. Ibbotson	/s/ Abbie J. Smith
Roger G. Ibbotson, Director	Abbie J. Smith, Director

/s/ Edward P. Lazear
Edward P. Lazear, Director

EX-99.16.a

DIMENSIONAL INVESTMENT GROUP INC.

POWER OF ATTORNEY

The undersigned officers and directors of DIMENSIONAL INVESTMENT GROUP INC. (the “Fund”) hereby appoint DAVID G. BOOTH, GREGORY K. HINKLE, CATHERINE L. NEWELL, VALERIE A. BROWN, JEFF J. JEON, and CAROLYN L. O (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute and to file any of the documents that said attorneys and agents may deem necessary or advisable to enable the Fund to comply with or register any security issued by the Fund under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the U.S. Securities and Exchange Commission thereunder, with respect to the Fund’s Registration Statement on Form N-14 as it relates to the reorganization of the LWAS/DFA U.S. High Book to Market Portfolio, a portfolio of the Fund, with and into the U.S. Large Cap Value Portfolio III, a separate portfolio of the Fund, including any and all pre- and post-effective amendments and exhibits thereto and any and all documents required to be filed with respect thereto, with the U.S. Securities and Exchange Commission or any other regulatory authority. Each of the undersigned grants to each of said attorneys and agents full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned officers and directors hereby execute this Power of Attorney as of this 15th day of December, 2016.

/s/ David G. Booth	/s/ Eduardo A. Repetto
David G. Booth, Chairman, Co-Chief Executive Officer, President, and Director	Eduardo A. Repetto, Co-Chief Executive Officer, Co-Chief Investment Officer, and Director

/s/ George M. Constantinides	/s/ Gregory K. Hinkle
George M. Constantinides, Director	Gregory K. Hinkle, Vice President, Chief Financial Officer, and Treasurer

/s/ John P. Gould	/s/ Myron S. Scholes
John P. Gould, Director	Myron S. Scholes, Director

/s/ Roger G. Ibbotson	/s/ Abbie J. Smith
Roger G. Ibbotson, Director	Abbie J. Smith, Director

/s/ Edward P. Lazear
Edward P. Lazear, Director

EX-99.16.a

THE DFA INVESTMENT TRUST COMPANY

POWER OF ATTORNEY

The undersigned officers and trustees of THE DFA INVESTMENT TRUST COMPANY (the “Trust”) hereby appoint DAVID G. BOOTH, GREGORY K. HINKLE, CATHERINE L. NEWELL, VALERIE A. BROWN, JEFF J. JEON, GERARD K. O’REILLY, DAVID P. BUTLER and CAROLYN L. O (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute and to file any of the documents referred to below, relating to (i) the Trust’s registration statement on Form N-1A under the Investment Company Act of 1940 (the “1940 Act”), including any and all amendments thereto, covering the registration of the Trust as an investment company and the sale of shares by the Trust, and (ii) a registration statement on Form N-1A under the Securities Act of 1933 and/or the 1940 Act, including any and all amendments thereto, covering the registration of any registered investment company for which a series of the Trust serves as a master fund in a master fund-feeder fund structure, including, with reference to (i) and (ii), all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned officers and trustees hereby execute this Power of Attorney as of the 13th day of September, 2017.

/s/ David P. Butler	/s/ Gerard K. O’Reilly
David P. Butler, Co-Chief Executive Officer	Gerard K. O’Reilly, Co-Chief Executive Officer and Chief Investment Officer

/s/ David G. Booth	/s/ Catherine L. Newell
David G. Booth, Chairman and Trustee	Catherine L. Newell, President and General Counsel

/s/ George M. Constantinides	/s/ Gregory K. Hinkle
George M. Constantinides, Trustee	Gregory K. Hinkle, Vice President, Chief Financial Officer, and Treasurer

/s/ Douglas W. Diamond	/s/ Edward P. Lazear
Douglas W. Diamond, Trustee	Edward P. Lazear, Trustee

/s/ John P. Gould	/s/ Myron S. Scholes
John P. Gould, Trustee	Myron S. Scholes, Trustee

/s/ Roger G. Ibbotson	/s/ Abbie J. Smith
Roger G. Ibbotson, Trustee	Abbie J. Smith, Trustee